UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: 6/30

Date of reporting period: 7/01/21 - 12/31/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, https://www.herzfeld.com/cubafinancialreports, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor
HERZFELD/CUBA

a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent And Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn
New York, NY 11219

Custodian
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund, Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders (unaudited)

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2021. On that date, the net asset value (“NAV”) of the Fund was $6.61 per share, up 1.17% over the six months then ended, adjusted for distributions. The Fund’s share price closed the period at $5.53 per share, a decline of 3.55% over the same semi-annual time period, adjusted for distributions. For calendar year 2021, the Fund’s net asset value and price gained 19.91% and 24.46%, respectively, in each case adjusted for distributions. Our NAV per share increase during the six-month period, together with the decrease in our share price, resulted in a widening of the price discount to NAV from -11.19% to -16.28%.

Thomas J. Herzfeld
Chairman and
Portfolio Manager

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe are uncorrelated to political or economic change with respect to Cuba.

Caribbean Basin Update

The infectious and deadly COVID-19 Delta variant slowed down global economic recovery efforts over the summer months only to give way to the even more infectious but less deadly Omicron variant heading into the winter of 2021. The spike in cases slowed reopening efforts for many economies, including those in the Caribbean Basin. The only silver-lining from the latest wave of cases is the potential that we may be transitioning from the pandemic phase of COVID-19 to a more manageable endemic phase. Many Caribbean countries enter 2022 with vaccination rates above 50% and growing with only a handful below that level. Puerto Rico has a higher vaccination rate than any U.S. state. The vaccination rates of Cuba and the Cayman Islands are just below 90%. Note however that vaccination rates in Jamaica are at 20% and Haiti at approximately 1%, but these low vaccination rates have become a rarity in the region.

The Caribbean tourism industry, which is so important to the region, has yet to fully rebound to pre-pandemic levels. In October, the International Monetary Fund (“IMF”) estimated that tourism visits to the region would come in at approximately 60% of pre-COVID-19 levels for calendar year 2021.1 Among the factors which may be contributing to the slow

[1]	See Introductory remarks by the Acting Director of the Western Hemisphere Department, Nigel Chalk, “A Long and Winding Road to Recovery in Latin America and the Caribbean,” October 21, 2021.

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President and
Portfolio Manager

tourism recovery are limited access to vaccines, country and city lockdowns, ongoing curfews, flight and cruise cancellations, COVID-19 testing costs for tourists, and quarantine requirements upon arrival to Caribbean locations and return to home countries. Tourists from North America and Europe make up the bulk of arrivals to the region and have not returned in their usual numbers to the Caribbean Basin.

Commodity exporting countries saw significant GDP growth during the period. Our expectation is for continuing growth in 2022 assuming commodity prices hold their current levels. The corresponding higher prices for oil and gas are not necessarily beneficial to most Caribbean countries, however, as most are energy importers and therefore bear the costs of higher energy prices.

In addition to the economic factors impacting the region, the political situation in Cuba remains difficult. The large scale Cuban protests that occurred in July 2021 were quashed by the Cuban regime. Aid organization Cubalex counted 1,355 people detained by the government as a result of those protests, with 158 of those accused of, or already found guilty and sentenced for, sedition. Sentences for some have been as long as 30 years as the government is using extreme punishments to discourage future protests. We believe that any chance of normalization with the Biden Administration in the near term ended following the harsh crackdown on protesters. We view the Cuban government’s harsh reaction to the July protests as a desperate move to tighten its grip over a frustrated citizenry and a sign of weakness instead of strength. With the apparent suspension of U.S./Cuba normalization efforts, the Cuban government continues to be hard-pressed to find alternatives to stimulate its floundering economy. Any significant economic support from Venezuela does not appear to be an option as its economy remains challenging.

In summary, the Caribbean Basin economies were severely impacted by both the Omicron variant due to the importance of tourism to the region and the rise in energy prices due to the general reliance on oil and gas imports. With the Cuban political situation at a standstill, the six month period ending December 31, 2021 was one of significant challenges relative to improvements we’ve observed during this period within the global economy generally.

Portfolio

After a strong start to calendar year 2021, the Fund was impacted by the factors outlined above, particularly with respect to impacts to travel stocks held in the portfolio during the six month period ended December 31, 2021. These negative impacts were mitigated by the portfolio’s overweight allocations to industrials, financials, and materials.

Our largest position, MasTec, Inc. (MTZ), dropped 13.03% during the six month period ending December 31, 2021, giving back gains from the first half of the calendar year. The position ended the calendar year with a gain of 35.35%. The Bipartisan Infrastructure Law (Infrastructure Investment and Jobs Act) (the “Bill”) passed by the U.S. Congress in November included funds allocated for repair and rebuild of roads, bridges, ports, and

Letter to Stockholders (unaudited) (continued)

railroads. The Bill also includes improvements to internet access and energy infrastructure. MTZ expects to benefit significantly from the spending allocation in the Bill in addition to the company’s current backlog across all lines of its business. The company was active on the M&A front in 2021, acquiring three companies and investing in a fourth, including acquisitions of Intren, LLC and Henkels & McCoy, Inc. which the company believes will expand its footprint as a utility contractor and create more diversification in MTZ’s business lines.

Ryan M. Paylor
Portfolio Manager

The largest contributor to the portfolio during the period was our holdings in AerSale Corporation equity (ASLE) and warrants (ASLEW). The warrants gained 84.52% before we exercised them for more stock while the equity gained 42.38% in the six month period ended December 31, 2021. AerSale specializes in the sale, lease, and exchange of used aircraft, engines and components, and provides a broad range of maintenance, repair and overhaul, and engineering services for commercial aircraft and components. We believe AerSale will continue to be a major beneficiary of the anticipated rebound in the airline industry as the pandemic abates. We expect demand for recertification of grounded fleets (required in order to return to service) and demand for general maintenance services to be positively impacted. Additionally, we feel the company enters 2022 in an enviable position as their balance sheet has zero debt providing them the flexibility to be active on the M&A front.

NextEra Energy, Inc. (NEE) was another strong performer in the second half of 2021 gaining 28.55%. NEE is a U.S. energy company and the largest electric utility holding company by market capitalization. Its subsidiaries include Florida Power & Light and other Gulf Coast retail energy companies. The company continues to execute as a leader in sustainable energy generation and distribution. With most of the global community agreeing to cut carbon fuel emissions and the recently passed infrastructure spending plan including spending provisions for renewable energy, we believe NEE will have growth tailwinds for the foreseeable future. Compared to its utility peers, NEE trades at a premium valuation but it is one of the few operators that has made growth a priority. Our view is that NEE will continue to benefit from its growth strategy despite any rising interest rate headwinds.

Also contributing to the performance during the period was Retail Value Inc. (RVI). We exited the position after the retail shopping center owner sold its remaining properties in Puerto Rico. We were able to realize a gain of 55.43% in less than eight months as the company sped up its sales into a sellers’ market.

The worst performer over the period was New Fortress Energy Inc. (NFE), a liquefied natural gas company, which dropped 35.80% in the second half of 2021. From its January 2021 high, NFE dropped more than 60%. The company significantly underperformed its peers on a price basis in 2021 despite revenue growth of 139% in 2020 and estimated 2021 growth of 160%. The company expects to continue to grow revenues more than 80% and is currently trading at 16x 2022 estimated earnings and 6x 2023 estimated earnings.

Letter to Stockholders (unaudited) (continued)

We believe there are a few market conditions that favor NFE and liquefied natural gas companies generally including the advantage liquefied natural gas has over coal and diesel with respect to greenhouse gas reduction and its usually greater reliability and consistency as an energy source when compared to wind or solar. Those factors appear to be particularly important to poorer nations when looking to convert existing coal/diesel powered facilities to liquefied natural gas.

The Fund’s investments in cruise lines came under pressure due to spiking Delta variant cases in the summer of 2021 which was then followed by an even larger wave of Omicron variant cases. Norwegian Cruise Line (NCLH), Carnival Corp (CCL), and Royal Caribbean Cruises (RCL) all struggled dropping between 29.48% and 9.83% during the six month period ended December 31, 2021. Cruise cancellations, denial of entry at some ports, and outbreaks of COVID onboard vessels all contributed to the declines. We expect cruise lines to continue to have stops and starts during the next reopening period until the region generally, and the cruise lines specifically, have transitioned from reacting to the pandemic to managing an endemic. Cruise lines have made major changes in order to operate in the current environment. In addition to requiring vaccinations and pre-trip PCR tests, operators have increased cleaning and disinfection protocols, upgraded air filtration systems, and improved and increased onboard medical teams and health services. The costs of these added measures have been passed onto the consumer as much as possible and with a potential return to profitability in 2022, we expect the companies should then be able to focus on debt reduction and balance sheet improvement.

Outlook

Our view is that the pace of economic recovery generally globally seen in 2021 should accelerate in 2022 as vaccination rates pick up across the region and the world transitions from fighting the pandemic to managing the endemic phase of COVID-19. However, we agree with the IMF warning that the recovery is not likely to be linear with new variants and the ability to manage those variants an important unknown along with more traditional economic variables including inflation, rising interest rates, and other macro factors impacting the region.

With the vaccination rates in most of the Caribbean Basin catching up to the developed world, we would expect to see less disruption from COVID-19 outbreaks and more of a rebound in travel related holdings and other cyclicals that profit from increased tourism activity. Additionally, the indications from the Federal Reserve’s guidance of multiple rate hikes in 2022 should be a tailwind for the financial sector, which is the second largest allocation in the portfolio at 18%. Finally, as the U.S. implements the infrastructure spending plan passed by Congress, we expect holdings such as MasTec and other industrials and materials companies to drive returns to the portfolio as demand for products and services in those industries is positively impacted.

Letter to Stockholders (unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2021.

	% of Net		% of Net
Geographic Allocation	Assets	Largest Portfolio Positions	Assets

USA	59.74%	MasTec, Inc.	14.46%
Mexico	16.96%	First BanCorporation	6.99%
Puerto Rico	13.39%	Popular, Inc.	6.40%
Panama	6.43%	NextEra Energy, Inc.	6.38%
Columbia	1.62%	Martin Marietta Materials, Inc.	4.46%
Cayman Islands	1.19%	PGT Innovations, Inc.	4.39%
Cuba	0.00%	Aersale Corp.	4.33%
Money Market Funds	0.42%	Copa Holdings, S.A.	4.24%
Liabilities in excess of other assets	0.25%	Royal Caribbean Cruises Ltd.	3.81%
	100.00%	Cemex S.A.B. de C.V.	3.79%

Quarterly Distribution in Stock and Cash

On February 8, 2022, under the Fund’s managed distribution policy (the “Policy”), we announced a quarterly distribution in the amount of $0.26475 per share for common stockholders to be paid March 31, 2022. The distribution will be paid in cash or shares of our common stock at the election of stockholders. The distribution in stock or cash is consistent with the Fund’s prior two quarterly distributions.

The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation.

We believe that this cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities.

The primary purpose of the Policy is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at the annual rate of 15% of the Fund’s net asset value as determined on June 30, 2021 and payable in quarterly installments). The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to prior to the adoption of the Policy.

Weekly net asset values and press releases by the Fund are available on our website at www.herzfeld.com/cuba.

Letter to Stockholders (unaudited) (continued)

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld	Ryan M. Paylor
Chairman of the Board	President and	Portfolio Manager
and Portfolio Manager	Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the six-month period ended December 31, 2021. The views and opinions in this letter were current as of February 9, 2022. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Investment Results (unaudited)

Average Annual Total Returns*

(For the periods ended December 31, 2021)

	Six Months	One Year	Five Year	Ten Year
The Herzfeld Caribbean Basin Fund
Net asset value per share	1.17%	19.91%	5.99%	6.14%
Market value per share	-3.55%	24.46%	6.36%	6.78%
S&P 500® Index**	11.67%	28.71%	18.47%	16.55%
MSCI Emerging Markets ex Asia Index ***	-4.65%	7.57%	4.73%	0.64%

Total annual operating expenses, as disclosed in the Herzfeld Caribbean Basin Fund (the “Fund”) N-2 dated April 15, 2021 and amended June 29, 2021, were 3.20% of average daily net assets. During the fiscal year ended June 30, 2021, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to net asset value. Additional information pertaining to the Fund’s expense ratios as of December 31, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

**	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The MSCI Emerging Markets ex Asia Index (the “Index”) captures large and mid cap representation across 17 Emerging Markets countries (Argentina, Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Mexico, Peru, Poland, Qatar, Russia, Saudi Arabia, South Africa, Turkey and United Arab Emirates). With 264 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country excluding Asia. The Index is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Schedule of Investments as of December 31, 2021 (unaudited)

Shares or
Principal
Amount	Description	Fair Value
Common Stocks — 99.33% of net assets

Aerospace and Defense — 4.33%
96,418	Aersale Corp.*	$1,710,455

Airlines — 4.24%
20,250	Copa Holdings, S.A.*	1,673,865

Banking and finance — 19.34%
20,280	Bancolombia, S.A.	640,645
52,089	Banco Latinoamericano de Comercio Exterior, S.A.	864,677
16,956	Evertec, Inc.	847,461
200,211	First BanCorp. (Puerto Rico)	2,758,908
30,814	Popular, Inc.	2,527,981

Communications — 2.02%
10,698	América Móvil, S.A.B. de C.V. Series L ADR	225,835
209,144	América Móvil, S.A.B. de C.V.	220,953
479,175	Fuego Enterprises, Inc.*	119,794
207,034	Grupo Radio Centro S.A.B. de C.V.*	37,328
32,272	Spanish Broadcasting System, Inc.*	161,360
33,226	Telesites S.A.B. Series B-1	33,985

Construction and related — 29.73%
220,645	Cemex, S.A.B. de C.V. ADR*	1,495,973
20	Ceramica Carabobo Class A ADR*[1]	—
4,000	Martin Marietta Materials	1,762,080
61,874	MasTec, Inc.*	5,709,733
77,117	PGT Innovations, Inc.*	1,734,361
5,000	Vulcan Materials	1,037,900

Food, beverages and tobacco — 6.15%
503,164	Becle, S.A.B. de C.V.	1,262,734
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	146,889
13,110	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,018,778

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2021 (unaudited)

Shares or
Principal
Amount	Description	Fair Value
Housing — 3.68%
12,500	Lennar Corporation	$1,452,000

Investment companies — 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	—

Leisure — 10.20%
17,559	Carnival Corporation*	353,287
6,745	Marriott Vacations Worldwide Corporation	1,139,770
49,717	Norwegian Cruise Line Holdings Ltd.*	1,031,131
19,570	Royal Caribbean Cruises Ltd.*	1,504,933

Mining — 0.04%
3,872	Grupo México, S.A.B. de C.V. Series B	16,842

Retail — 2.22%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	95,925
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	780,804

Transportation Infrastructure — 3.45%
6,600	Grupo Aeroportuario ADR	1,360,656

Trucking and marine freight — 1.37%
137	Seaboard Corporation	539,096

Utilities — 10.58%
23,200	Caribbean Utilities Ltd. Class A	346,840
44,092	Consolidated Water Company Ltd.	469,139
700	Cuban Electric Company*[1]	—
26,976	NextEra Energy, Inc.	2,518,479
34,911	New Fortress Energy, Inc., Class A	842,752

Other — 1.98%
55,921	Margo Caribe, Inc.*	782,894
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $23,088,767)		39,226,243

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2021 (unaudited)

Shares or
Principal
Amount	Description	Fair Value
Bonds — 0.00% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	$—

Total bonds (cost $63,038)		—

Money Market Securities — 0.42%
164,829	Federated Hermes Government Obligations Fund, Institutional Class, 0.03%[2]	164,829

Total Money Market Securities (cost $164,829)		164,829

Total investments (cost $23,316,634) — 99.75% of net assets		39,391,072

Other assets in excess of liabilities — 0.25% of net assets		97,238

Net assets — 100%		$39,488,310

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.

[2]	Rate disclosed is the seven day effective yield as of December 31, 2021.

*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2021 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	59.74%
Mexico	16.96%
Puerto Rico	13.39%
Panama	6.43%
Other, individually under 5%**	3.48%
100.00%

**	Amount includes other assets in excess of liabilities of 0.25%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of
December 31, 2021 (unaudited)

ASSETS
Investments in securities, at fair value (cost $23,316,634) (Notes 2 and 3)		$39,391,072
Dividends receivable		22,758
Receivable for Fund shares reinvested		16,574
Deferred offering costs (shelf) (Note 7)		67,342
Other assets		149,100
TOTAL ASSETS		39,646,846

LIABILITIES
Accrued investment advisor fee (Note 4)	$42,094
Accrued Administrator fees	5,684
Accrued audit fees	60,916
Accrued directors fees	45,239
Accrued other expenses	4,603
TOTAL LIABILITIES		158,536

NET ASSETS (Equivalent to $6.61 per share based on 5,975,457 shares outstanding)		$39,488,310

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 5,975,457 shares issued and outstanding
Paid-in capital		24,883,913
Accumulated earnings		14,604,397
NET ASSETS		$39,488,310

See accompanying notes to the financial statements.

Statement of Operations

For the Six Month Period Ended December 31, 2021 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $12,890)		$1,099,589
Interest income		37
Total investment income		1,099,626

EXPENSES
Investment advisor fees (Note 4)	$288,307
Legal fees	50,410
Director fees	66,039
Compliance and operational support services fees (Note 4)	30,246
Audit fees	20,417
Administration fees (Note 4)	32,767
Transfer agent fees	14,518
Printing and postage	11,123
Custodian fees	3,108
Listing fees	16,229
Other	36,032
Total expenses		569,196
Fees voluntarily waived by investment advisor		(19,883)
Net operating expenses		549,313

NET INVESTMENT INCOME		550,313

NET REALIZED AND CHANGE IN UNREALIZED GAIN/ LOSS ON INVESTMENTS
Net realized loss on investments and foreign currency	(447,707)
Change in unrealized appreciation/depreciation on investments and foreign currency	944,470

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		496,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$1,047,076

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	December 31,	Year Ended
	2021	June 30,
	(unaudited)	2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$550,313	$(788,653)
Net realized gain/loss on investments and foreign currency	(447,707)	1,030,179
Change in unrealized appreciation/depreciation on investments and foreign currency	944,470	17,507,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,047,076	17,749,427

DISTRIBUTIONS TO STOCKHOLDERS
Return of capital	(3,062,913)	(3,713,781)

TOTAL DISTRIBUTIONS	(3,062,913)	(3,713,781)

CAPITAL TRANSACTIONS
Reinvestment of distributions, 450,691 and 0 shares issued, respectively	2,466,576	—
Payments for 302,216 and 306,683 shares repurchased, respectively	(2,109,770)	(2,084,142)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	356,806	(2,084,142)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,659,031)	11,951,504

NET ASSETS
Beginning of period	41,147,341	29,195,837
End of period	$39,488,310	$41,147,341

See accompanying notes to the financial statements.

Financial Highlights

	Six Months
	Ended
	December 31,
	2021		Year Ended June 30
	(unaudited)		2021		2020	2019	2018		2017
Selected Per Share Data:
Net asset value, beginning of period	$7.06		$4.76		$7.59	$8.00	$8.32		$6.47
Operations:
Net investment income (loss)[1]	0.09		(0.13)		(0.10)	(0.08)	(0.11)		(0.14)
Net realized and unrealized gain (loss) on investment	(0.02)		3.04		(1.72)	(0.02)	(0.09)		2.12
Total from investment operations	0.07		2.91		(1.82)	(0.10)	(0.20)		1.98
Less distributions to shareholders from:
Net realized gains	—		—		(0.11)	(0.31)	(0.12)		(0.13)
Return of capital	(0.53)		(0.62)		(0.90)	—	—		—
Total distributions	(0.53)		(0.62)		(1.01)	(0.31)	(0.12)		(0.13)
Anti-dilutive effect due to common stock repurchases	0.01		0.01		—	—	—		—
Net asset value, end of period	$6.61		$7.06		$4.76	$7.59	$8.00		$8.32
Per share market value, end of period	$5.53		$6.27		$3.70	$6.36	$6.60		$7.20
Total Investment return based on market value per share[2]	(3.55	)% [3]	91.31%		(27.37)%	2.16%	(6.82)%		20.17%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$39,488		$41,147		$29,196	$46,542	$49,048		$51,047
Ratio of expenses to average net assets after waiver	2.76	% [4]	3.15	% [5]	3.10%	2.79%	2.72	% [6]	3.36	% [7]
Ratio of expenses to average net assets before waiver	2.86	% [4]	3.25	% [5]	3.20%	2.79%	2.72	% [6]	3.36	% [7]
Ratio of net investment income (loss) to average net assets after waiver	2.77	% [4]	(2.14	)% [5]	(1.51)%	(1.06)%	(1.29	)% [6]	(1.86	)% [7]
Portfolio turnover rate	2	% [3]	12%		8%	6%	19%		16%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.

[2]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	Not annualized.

[4]	Annualized.

[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).

[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).

[7]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information

Notes to Financial Statements (unaudited) (continued)

available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for

Notes to Financial Statements (unaudited) (continued)

which quotations are not readily available are valued at fair value as determined, in good faith, by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$23,594,326	$—	$—	$23,594,326
Mexico	6,696,702	—	—	6,696,702
Puerto Rico	5,286,889	—	—	5,286,889
Panama	2,538,542	—	—	2,538,542
Colombia	640,645	—	—	640,645
Cayman	469,139	—	—	469,139
Bonds
Cuba	—	—	—	—
Money Market Funds	164,829	—	—	164,829
Total Investments in securities	$39,391,072	$—	$—	$39,391,072

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Waterloo Investment Holding and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2021, therefore no Level 3 reconciliation table is needed.

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when recommending a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various

Notes to Financial Statements (unaudited) (continued)

methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited) (continued)

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution plan, for the six months ended December 31, 2021, the Fund paid distributions to stockholders payable in quarterly installments at an annual rate set at 15% of the Fund’s June 30, 2021 NAV. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six months ended December 31, 2021, a distribution from return of capital of $0.26475 per share was declared on August 20, 2021, and November 8, 2021, respectively.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2021, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of December 31, 2021, the position, was valued at $0 under procedures approved by the Board of Directors.

Notes to Financial Statements (unaudited) (continued)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six months ended December 31, 2021 amounted to $288,307, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor has agreed to voluntarily waive its management fee by ten basis points in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. For the six months ended December 31, 2021, the Advisor waived fees in the amount of $19,883. As of December 31, 2021 the Fund owed the Advisor $42,094.

TMorgan Advisers, LLC (“TMA”) has been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. A portion of the fees paid to TMA are allocated to the Fund for payment based on the estimated percentage of time spent by the personnel of TMA on the services provided to the Fund. The Fund may pay the amount of the fee allocated to it for compliance and support services directly to TMA or reimburse the Advisor for the Fund’s portion of such fees paid by the Advisor to TMA. For the six months ended December 31, 2021, the total compliance and operational support services fees paid or payable by the Fund amounted to $30,246.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Utimus has subcontacted transfer agency services to American Stock Transfer & Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $32,767 for the six months ended December 31, 2021.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

Notes to Financial Statements (unaudited) (continued)

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2021, purchases and sales of investment securities were $606,833 and $2,992,233, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $167,453 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of December 31, 2021 gross unrealized gains were $17,320,501 and gross unrealized losses were $(1,413,516) for income tax purposes.

Permanent differences accounted for during the fiscal year ended June 30, 2021 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total
	Distributable	Additional Paid
	Earnings	in Capital
Year ended June 30, 2021	$619,216	$(619,216)

At June 30, 2021, the Fund had $203,259 short-term and $705,958 long-term capital loss carryover. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2021, the Fund had no post-October losses which are deferred until fiscal year 2022 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2021, the Fund had $495,977 of qualified late-year ordinary losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2018. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

Notes to Financial Statements (unaudited) (continued)

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2021.

The tax character of distributions paid to stockholders during the fiscal year ended June 30, 2021 and June 30, 2020 were as follows: long-term capital gains of $0 and $659,974, respectively. The Fund had return of capital of $3,713,781 and $5,529,654, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 5,975,457 shares issued and outstanding at December 31, 2021. Transactions in common stock for the six months ended December 31,2021 were as follows:

Shares at beginning of period	5,826,982
Shares issued in reinvestment of dividends and distributions	450,691
Shares repurchased from tender offering	302,216
Shares at end of period	5,975,457

2021 Tender Offers

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 306,683 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 4, 2021. As a result of Tender Offer 306,683 shares were purchased.

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 302,216 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 8, 2021. As a result of Tender Offer 302,216 shares were purchased.

2021 Shelf Registration

The Fund has incurred approximately $43,608 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of December 31, 2021, $0 has been amortized.

Notes to Financial Statements (unaudited) (continued)

2018 Shelf Registration

The Fund incurred approximately $22,558 of offering costs in association with a shelf registration, which was recorded as deferred offering costs and was amortized over the life of the shelf registration as new shares were issued. At the expiration of the offering, $22,558 of offering costs had been amortized.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested

Notes to Financial Statements (unaudited) (continued)

in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the managed distribution plan, the Fund makes quarterly distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV at its most recent fiscal year-end, that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares.

Pandemic Risk

In March 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures

Notes to Financial Statements (unaudited) (continued)

worldwide. The impact upon the Fund of the COVID-19 pandemic has been significant and remains an ongoing risk to the Fund’s financial position, results of operations and cash flows.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Section 19(a) Notices (unaudited)

The Herzfeld Caribbean Basin Fund, Inc.’s (CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

				% Breakdown
			Total	of the Total
			Cumulative	Cumulative
		% Breakdown	Distributions	Distributions
	Current	of the Current	for the Fiscal	for the Fiscal
	Distribution	Distribution	Year to Date	Year to Date
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$0.00	0%
Return of Capital(a)	$0.5295	100%	$0.5295	100%
Total (per common share)	$0.5295	100%	$0.5295	100%

(a)	The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/cuba.

Results of November 11, 2021 Stockholders Meeting (unaudited)

The annual meeting of stockholders of the Fund was held on November 11, 2021. At the meeting, one nominee for a Board of Directors post was elected, as follows:

		Votes Withheld
	Votes For	or Against
Cecilia L. Gondor	3,628,187	335,202
Kay W. Tatum	3,629,861	335,529

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s complete schedule of portfolio holdings are on the Fund’s Form N-PORT reports available on the SEC’s website at http://www.sec.gov or on the Fund’s website at http://www.herzfeld.com/cuba.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/ or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (unaudited) (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (unaudited) (continued)

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions). Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.	Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (unaudited) (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland. As of:

December 13, 2019

Effective August 20, 2021 and November 8, 2021 , the investment feature of the dividend reinvestment plan was suspended for the distributions made on September 30, 2021 and December 31, 2021, respectively. Effective February 8, 2022, the investment feature of the dividend reinvestment plan will be suspended for the distribution to be made on March 31, 2022 and will be reinstated after the distribution has been completed.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited)

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 12, 2021.

In connection with its approval of the continuance of the Advisory Agreement, the Board noted that it was provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) responses from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A, and 2A and 2B; (v) audited financial statements for the Advisor for the year-ended December 31, 2020 and unaudited financial statements for the six months ended June 30, 2021; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including emerging market and Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2021 and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers that manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds investing in emerging markets, Latin American, and foreign issuers. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was reasonable compared to funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2021, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparisons.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited) (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor as a result of providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is smaller than many Latin American regional funds, and therefore its total expense ratio is relatively higher than funds presented in the comparison. The Board further discussed the services provided by the Advisor and concluded that the advisory services performed were satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature, quality and extent of the services provided, taking into account the fees charged by other advisers for managing comparable funds.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and because there is no influx of additional capital expected, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board discussed that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

The Board also considered in its deliberations the Advisor’s services and performance as discussed during regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 12, 2021 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Officers and Directors

Officers

ERIK M. HERZFELD

President

THOMAS K. MORGAN

Chief Compliance Officer and

Assistant Secretary

ALICE H. THAM

Secretary

ZACHARY P. RICHMOND

Treasurer

Directors

THOMAS J. HERZFELD

Interested Director, and Chairman

of the Board

JOHN A. GELETY

Independent Director

CECILIA L. GONDOR

Independent Director

ANN S. LIEFF

Independent Director

KAY W. TATUM, Ph.D.

Independent Director

Portfolio Managers

THOMAS J. HERZFELD

Portfolio Manager

ERIK M. HERZFELD

Portfolio Manager

RYAN M. PAYLOR

Portfolio Manager

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THE HERZFELD CARIBBEAN BASIN FUND, INC.
119 Washington Avenue
Suite 504
Miami Beach, FL 33139

Herzfeld-SAR-21

ITEM 2. CODE OF ETHICS

NOT APPLICABLE – disclosed with annual report

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

NOT APPLICABLE – disclosed with annual report

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

NOT APPLICABLE – disclosed with annual report

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

NOT APPLICABLE – disclosed with annual report

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE – disclosed with annual report

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE – disclosed with annual report

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2021 and ending July 31, 2021)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2021 and ending August 31, 2021)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2021 and ending September 30, 2021)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2021 and ending October 31, 2021)	0	n/a	n/a	302,216
Month #5 (beginning November 1, 2021 and ending November 30, 2021)	0	n/a	302,216**	n/a
Month #6 (beginning December 1, 2021 and ending December 31, 2021)	0	n/a	n/a	n/a
Total	0	n/a	302,216	302,216

 ** The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE

ITEM 13. EXHIBITS.

(a)(1) Not applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 4, 2022

By:	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer (Chief Financial Officer)
Date: March 4, 2022

APPENDIX A

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that certain circumstances may require special consideration, which may dictate that the Adviser makes an exception to the provisions of these Procedures. When an exception is made to these Procedures, the Portfolio Managers shall provide to the Chief Compliance Officer of the Adviser (“CCO”) a written statement detailing the circumstances and rationale for an exception from these Policies and Procedures.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser may limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are not held in the client's account at the time the proxies are received; although it may vote such proxies if determined to be in the best interest of the client. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide Clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply, however, to advisers that provide Clients with advice about voting proxies but do not have authority to vote them.

In addition, the Firm’s Proxy Voting Policy is subject to annual review and approval by the independent members of the Board of Directors of the CUBA Fund, as set forth in proxy voting policies and procedures adopted by such Board (the “CUBA Fund Proxy Policies”). In implementing this Proxy Voting Policy, the CCO shall insure that all policies and procedures set forth herein are consistent with the CUBA Fund Proxy Policies.

A.	Procedures

The SEC adopted new rule 206(4)-6 and amended rule 204-2 to regulate proxy voting by investment advisers with authority to vote their Clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its Clients the duties of care and loyalty with respect to all services undertaken on the Client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its Client. The adviser must not put its own interests ahead of the Client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business for investment advisers to exercise voting authority over Client proxies before they:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the Client’s best interest;

●	Disclose to Clients how they may obtain information regarding how their proxies were voted; and

●	Describe proxy voting policies and procedures and furnish a copy of the policies and procedures to the Client when requested to do so.

The Firm believes that each proxy proposal must be individually reviewed to determine whether the proposal is in the best interests of its Clients.  Absent specific Client instructions, and subject to the limitations described below, the Firm has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	Upon receipt of a corporate proxy by the Firm, the special or annual report and the proxy are submitted to the EC Proxy Voting Services (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.

●	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of Clients and the provisions of the Firm’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

●	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Firm’s files.

●	The Firm will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Manager will document instances in which the Firm does not vote a Client’s proxy.

●	Proxies received after a Client terminates its advisory relationship with the Firm will not be voted. The Proxy Manager will promptly return such proxies to the sender, along with a statement indicating that the Firm’s advisory relationship with the Client has terminated, and that future proxies should not be sent to the Firm.

●	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

B.	Conflicts of Interest

When completing the steps above, the Proxy Manager will consider whether the Firm is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Firm shall disclose the existence and nature of the conflict to the Client(s) owning the Client securities, and seek directions on how to vote the proxies;

●	The Firm shall abstain from voting, particularly if there are conflicting Client interests (for example, where Client accounts hold different Client securities in a competitive merger situation); or

●	The Firm shall follow the recommendations of an independent proxy voting service in voting the proxies.

The Firm keeps certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request. A copy of the Firm’s proxy-voting policy is available to Clients upon request.

C.	Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where the Firm has determined that it is in the Client’s best interest, the Firm will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Firm will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the Client has instructed the Firm in writing, the Firm will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by the Firm, it will promptly be forwarded to the Client or a specified third party.

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to the Firm directing the Firm how to vote proxies in specific situations.

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, the Firm may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held. The Firm may refrain from voting proxies received for securities which are no longer held by the Client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

Non-Discretionary Accounts. If the Firm accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

Limited Value. The Firm may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Costs exceed benefits. The Firm may abstain from voting a Client proxy if the Firm believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

Non-US Issuers. The Firm will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent the Firm’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. The Firm will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Firm may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

D.	Voting Guidelines

While the Firm’s policy is to review each proxy proposal on its individual merits, the Firm has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

Election of Directors and Similar Matters

In an uncontested election, the Firm will generally vote in favor of management’s proposed directors.  In a contested election, the Firm will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Firm will review any contested proposal on its merits.

Notwithstanding the foregoing, the Firm expects to support proposals to:

1.	Limit directors’ liability and broaden directors’ indemnification rights

2.	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

3.	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular matter.

Audit Committee Approvals

The Firm generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Firm will generally vote to ratify management’s recommendation and selection of auditors.

Shareholder Rights

The Firm shall consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Adopt confidential voting and independent tabulation of voting results; and

2.	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

1.	Adopt super-majority voting requirements; and

2.	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Firm shall review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

1.	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

2.	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

3.	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

1.	Adopt classified boards of directors;

2.	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

3.	Require a company to consider the non-financial effects of mergers or acquisitions.

Capital Structure Proposals

The Firm will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, the Firm expects to generally support proposals to eliminate preemptive rights.

2.	Compensation

General

The Firm generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Firm generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Firm shall consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Require shareholders’ approval of golden parachutes; and

2.	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives

And expects to generally vote against proposals to:

1.	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

Stock Option Plans and Share Issuances

The Firm evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Firm shall consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Firm believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Firm generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. The Firm is in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Firm expects to generally vote against proposals to establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

3.	Corporate Responsibility and Social Issues

The Firm generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Notwithstanding the foregoing, the Firm will generally vote in favor of proposals involving corporate responsibility and social issues to the extent called for by the United Nations Principles on Responsible Investment. The Firm also will generally vote in favor of corporate responsibility and social issue proposals that the Firm believes will have substantial positive economic or other effects on a company or the company’s stock.

E.	Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account Clients. The Firm does not provide any legal advice to Clients in connection with class action litigation. The Firm will instead provide such accounts with reasonable assistance by providing account-level information upon request.

F.	Books and Records

Rule 204-2, requires that the following proxy voting records be kept in to comply with Rule 206(4)-6 and the amendments to Rule 204-2. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	The Proxy Manager will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

●	The Issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

●	The shareholder meeting date;

●	The number of shares that the Firm voted;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the Issuer or a security-holder;

●	Whether the Firm cast a vote;

●	How the Firm cast its vote (for the proposal, against the proposal, or abstain);

●	Whether the Firm cast its vote with or against management;

●	Any documentation created by the Firm that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

●	Any communication with Clients on how the Firm voted proxies on behalf of the Client.

The Firm may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on the Firm’s behalf, so long as the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. The Firm may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The Proxy Manager will periodically reconcile the proxy voting records from the custodians with its proxy voting records and follow up on any discrepancies to ensure that accurate records are maintained.

G.	Disclosures to Clients and Investors

The Firm includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Firm to obtain a copy of these policies and procedures and information about how the Firm voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Manager, who will respond to any such requests.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies.

Each proxy issue will be considered individually. The Firm will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s CCO, The guidelines will be used to provide guidance to the CCO when voting proxies, but are not to be applied as rigid rules.